UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported): April 22, 2020

GERMAN AMERICAN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Indiana
(State or other jurisdiction of incorporation)

001-15877		35-1547518
(Commission File Number)		(IRS Employer Identification No.)
711 Main Street
Jasper,	Indiana	47546
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (812) 482-1314

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[☐]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[☐]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[☐]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[☐]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [☐]
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	GABC	NASDAQ Global Select Market

Item 8.01. Other Events.

Under its customary reporting practices, German American Bancorp, Inc. (the “Company”) would release its earnings for the first quarter of 2020 after the market closes on Monday, April 27, 2020. While the regularly scheduled meeting of the Company’s Board of Directors will be convened on April 27, 2020 to review the Company’s preliminary quarterly results and consider its quarterly dividend declaration, the Company will be delaying the release of its first quarter 2020 earnings until after the market closes on Wednesday, May 6, 2020.

As the Company continues to assess the evolving effects and risks associated with the COVID-19 pandemic and to review and refine its disclosures consistent with the recent guidance of the Division of Corporation Finance of the Securities and Exchange Commission (the “SEC”), the Company believes it is prudent to delay its release of earnings in order to provide the most current and complete disclosures relating to the COVID-19 pandemic and its impacts.

The earnings release delay is not expected to have any impact on the Company’s filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 with the SEC on or before its scheduled due date of May 11, 2020.

The Company also continues its implementation of Accounting Standards Update (“ASU”) No. 2016-13, Financial Instruments - Credit Losses (Topic 326), issued by the Financial Accounting Standards Board, which became effective for the Company as of January 1, 2020. As previously reported, ASU 2016-13, replaces the incurred loss model for recording the allowance for credit losses with an expected loss model, which is referred to as the current expected credit loss (“CECL”) model. The CECL model is applicable to the measurement of credit losses on financial assets measured at amortized cost, including loan receivables. It also applies to off-balance sheet credit exposures not accounted for as insurance (loan commitments, standby letters of credit, financial guarantees, and other similar instruments) and net investments in leases recognized by a lessor.

While the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) and the related Joint Statement of the Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, and the Federal Deposit Insurance Corporation permit an optional temporary delay of the implementation of ASU 2016-13, the Company is moving forward with its implementation of the CECL model in the first quarter of 2020. Reference is made to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as filed with the SEC on March 2, 2020, for additional information relating to the CECL model and implementation of ASU 2016-13.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2020	By:	GERMAN AMERICAN BANCORP, INC. /s/ Mark A. Schroeder
Mark A. Schroeder, Chairman and Chief Executive Officer